Exhibit 99.1

Deloitte & Touche LLP
Suite 301
Harborside Plaza 10
Jersey City, NJ 07311
USA
Tel: +1 212 937 8200
Fax: +1 212 937 8298 www.deloitte.com

Sabey Data Center Properties LLC

12201 Tukwila International Blvd, Fourth Floor

Seattle, Washington 98168

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of tenant leases in connection with the proposed offering of Sabey Data Center Issuer LLC, Secured Data Center Revenue Term Notes, Series 2024-1, Class A-2. Sabey Data Center Properties LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File. Additionally, Guggenheim Securities, LLC (“Guggenheim” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File and communicated differences prior to being provided the final Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File which were subjected to the procedures described below.

Agreed-Upon Procedures

On March 14, 2024, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Full Service Lease Statistical Data File”) and related record layout containing data, as represented to us by Guggenheim, on behalf of the Company, as of the close of business March 1, 2024, with respect to 74 Full Service Lease data center leases. At the Company’s instruction, we randomly selected 15 full service data center leases (the “Sample Full Service Leases”) from the Full Service Lease Statistical Data File.

Further, on April 9, 2024, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Wholesale Lease Statistical Data File”) and related record layout containing data, as represented to us by Guggenheim, on behalf of the Company, as of the close of business March 1, 2024, with respect to (i) 103 data center leases and 4 non-data center leases (collectively, the “Securitized Leases”) and (ii) 20 data center leases (the “Non-Securitized Leases” and, together with the Securitized Leases and Sample Full Service Leases, the “Selected Leases”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Selected Leases (except for the Selected Leases indicated in the attached Appendix A), as applicable, relating to the tenant lease characteristics (the “Characteristics”) set forth on the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File, as applicable, and indicated below.

Characteristics

1. Tenant ID (for informational purposes only)

2. Tenant name*

3. Region*

4. Critical load power (CLP)/kw leased*

5. Square feet leased**

6. Current Rent per kw per month

7. Base rent amount

8. Additional base rent amount (if applicable)*

9. Lease expiration date

10. Total number of payments*

11. Lease payment frequency*

12. Next escalation date (month and day only)*

13. Escalator frequency*

14. Escalator rate*

15. Renewal options remaining

16. Length of renewal options*

17. Ultimate parent of customer/corporate guarantor*

18. Lease start date*

19. Lessee guarantor credit rating

*	For Non-Securitized Leases and Sample Full Service Leases only
**	For Non-Securitized Leases identified as “Powered Shell Leases” or “Non-Data Center” on the Wholesale Lease Statistical Data File.

We compared Characteristics 2. through 16. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristic 17. to the corresponding information set forth on or derived from the Lease Agreement or “Guaranty of Lease.”

We compared Characteristic 18. to the corresponding information set forth on or derived from the Lease Agreement or the “Commencement Letter.”

At the instruction of Guggenheim, on behalf of the Company, we accessed the “Standard & Poor’s Financial Services LLC Website” (https://www.standardandpoors.com) on March 20, 2024. Using the ultimate parent of the customer/corporate guarantor (as set forth on Lease Agreement or Guaranty of Lease), we compared Characteristic 19. to the corresponding information set forth on or derived from Standard & Poor’s Financial Services LLC Website.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 9., 12. and 18., differences of 30 days or less are deemed to be in agreement.

In addition to the procedures described above, we performed the following procedures:

•

for the Selected Leases indicated in Appendix B, we compared the ramp schedule set forth on the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning March 1, 2024 through the related lease expiration date (as determined above), and found it to be in agreement; and

•

for the Selected Leases indicated in Appendix C, we compared the rent schedule, contracted base rent schedule and contracted next 12 months rent schedule each as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning March 1, 2024 through the related lease expiration date (as determined above), and found it to be in agreement;

Member of Deloitte Touche Tohmatsu Limited

•

for the Selected Leases indicated in Appendix D, we compared the office rent ramp schedule as set forth on the Wholesale Lease Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning March 1, 2024 through the related lease expiration date (as determined above), and found it to be in agreement.

The tenant lease documents described above, including any information obtained from the Standard & Poor’s Financial Services LLC Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Selected Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, were found to be in agreement with the above-mentioned Lease Documents, except as indicated in Appendix E. Supplemental information is contained in Appendix F.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tenant leases underlying the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 11, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 11, 2024.

In applying our agreed-upon procedures as outlined above, we did not perform procedures for the following Selected Leases:

Selected Lease Tenant ID
192
198
203
204
211

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 11, 2024.

In applying our agreed-upon procedures as outlined above, we compared the ramp schedule, as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID
1	54	180
2	85	181
3	86	183
4	99	184
6	100	185
7	102	187
8	105	188
9	106	199
10	109	201
11	110	202
13	111	212
15	112	213
16	120	214
17	122	222
18	123	224
20	124	225
21	127	226
22	133	227
24	137	228
25	138	230
26	139	231
27	140	232
29	145	233
33	146	235
35	149	236
36	152	238
37	153	240
38	154	241
39	155	244
40	158	245
42	160	248
43	162	251
44	165	255
45	168	256
46	169	257
48	170	258
49	174	259
51	175	260
53	179

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 11, 2024.

In applying our agreed-upon procedures as outlined above, we compared the rent schedule, contracted base rent schedule and contracted next 12 months rent schedule, each as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID
1	61	169
2	62	170
3	63	174
4	64	175
6	67	179
7	68	180
8	69	181
9	70	183
10	71	184
11	85	185
13	86	187
15	99	188
16	100	199
17	102	201
18	105	202
20	106	212
21	109	213
22	110	214
24	111	222
25	112	224
26	120	225
27	122	226
29	123	227
33	124	228
35	127	230
36	131	231
37	133	232
38	137	233
39	138	235
40	139	236
42	140	238
43	145	240
44	146	241
45	149	244
46	152	245
48	153	248
49	154	251
51	155	255
53	158	256
54	160	257
56	162	258
57	165	259
58	168	260
59

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 11, 2024.

In applying our agreed-upon procedures as outlined above, we compared the office rent ramp schedule as set forth on the Wholesale Lease Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID
1
3
9
18
25
29
38
43
59
67
68
86
109
168
185
187
227

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 11, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference for current rent per kw per month.

2	One difference for base rent amount.

3	Two differences for lease expiration date.

4	Three differences for total number of payments.

5	Two differences for next escalation date.

6	Two differences for escalator rate.

7	Two differences for renewal options remaining.

8	Three differences for length of renewal options.

9	One difference for lease start date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix F to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 11, 2024

Supplemental Information Related to the Findings Set Forth on Appendix E

Exception Description Number	Selected Lease Tenant ID	Characteristic	Characteristic set forth on the Full Service Lease Statistical Data File	Characteristic set forth on the Lease Documents
1	103	Current rent per kw per month	$0.00	$166.00
2	103	Base rent amount	$0.00	$9,960.00
3	103	Lease expiration date	2/29/2024	2/28/2026
3	202	Lease expiration date	10/31/2024	10/31/2029
4	103	Total number of payments	111	135
4	201	Total number of payments	36	24
4	202	Total number of payments	27	67
5	202	Next escalation date	8/1	11/1
5	212	Next escalation date	9/1	11/1
6	103	Escalator rate	2.00%	3.00%
6	202	Escalator rate	0.00%	3.00%
7	202	Renewal options remaining	Not provided	1
7	94	Renewal options remaining	0	1
8	202	Length of renewal options	Not provided	36
8	245	Length of renewal options	12	60
8	94	Length of renewal options	0	60
9	201	Lease start date	8/1/2022	8/1/2023